                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                        Date of Report: October 13, 1995



                                 STAODYN, INC.
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             (Exact name of Registrant as specified in its charter)


      Delaware                     0-8350                       84-0684224
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  (State or other                (Commission                  (IRS Employer
  jurisdiction of                file number)              Identification No.)
   incorporation)


1225 Ken Pratt Boulevard, Longmont, Colorado                      80501
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(Address of principal executive offices)                        (Zip Code)


                                (303) 772-3631
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             (Registrant's telephone number, including area code)



                                 Not Applicable
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         (Former name or former address, if changed since last report)
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  Item 5.  Other Events
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       On October 12, 1995, the Company was notified by Nasdaq Stock Market,
  Inc., that effective October 13, 1995, its common stock and warrants would be transferred from the Nasdaq National Market to the Nasdaq SmallCap Market. A copy of the Company's Press Release relating to this is attached.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       STAODYN, INC.

                                       By:/s/ Michael J. Newman
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                                       Michael J. Newman
                                       Vice President - Finance & Administration



  Dated: October 16, 1995